SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 2003


                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




           Indiana                 1-3553                 35-0672570
           -------                 ------                 ----------
  (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)


        20 N.W. Fourth Street, Evansville, Indiana            47708
        ------------------------------------------            -----
         (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (812) 491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 12.  Results of Operations and Financial Condition

On April 23, 2003, Vectren Corporation (the Company), the parent company of Southern Indiana Gas and Electric Company, released financial information to the investment community regarding the Company's results of operations for the three and twelve month periods ended March 31, 2003. The financial information released is included herein. This information does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.
Item 7. Exhibits

99-1 Press Release - Vectren Corporation Reports 1st Quarter 2003 Increase

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the
     Private Securities Litigation Reform Act of 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
April 23, 2003


                                   By:  /s/ M. Susan Hardwick
                                   ----------------------------------------
                                   M. Susan Hardwick
                                   Vice President and Controller